                                                                   EXHIBIT 10.67

                              IRREVOCABLE PROXY AND
                                PLEDGE AGREEMENT


         THIS IRREVOCABLE PROXY AND PLEDGE AGREEMENT (this "Agreement"), dated as of October 16, 2000, by and between Anchor Glass Container Corporation, a Delaware corporation ("Pledgor") and Bank of America, National Association, as agent for certain lenders pursuant to the Loan Agreement (as defined herein) ("Pledgee").

                                   Background

         1. G&G Investments, Inc., a Delaware corporation ("G&G"), Mrs. Petra Buschmeier and Mr. Ulrich Buschmeier are parties to a purchase agreement, dated September 5, 1998 (the "Purchase Agreement"), pursuant to which G&G was to purchase a majority interest in Kommanditgesellschaft in Firma Hermann Heye, a German limited partnership (including any successors or assigns, the "Partnership").

         2. A dispute has occurred between G&G and the other parties to the Purchase Agreement. G&G may enter into a settlement agreement (the "Settlement"), or receive an award or be the beneficiary of a decision (the "Award") in an arbitration proceeding pursuant to which G&G may be entitled to receive certain property, including, without limitation, partnership interests in the Partnership or equity interests in a substitute partnership, corporation, or other business enterprise, cash, rights to payment, rights of contribution or indemnification, and/or other rights, interests, and obligations due to G&G (collectively, the "Settlement or Award Property"), and, in addition to the Settlement or Award Property, G&G may receive payments from Consumer Packaging Inc. ("CPI") as a result CPI's obligations of indemnity or contribution, if any, in connection with G&G's entering into the Purchase Agreement on CPI's behalf (all such payments received from CPI, if any, are referred to collectively herein as the ("Indemnity Property").

         3. Pledgor loaned certain funds to G&G in connection with the Purchase Agreement pursuant to a promissory note (the "Original Note"), dated September 8, 1998, made by G&G in favor of Pledgor in the principal amount of $17,330,021.37.

         4. The Original Note is being replaced by a replacement promissory note, of even date herewith (as such promissory note may be amended, restated, or otherwise modified from time to time, the "Intercompany Note"), in the principal amount of $17,330,021.37 maturing October 31, 2003 made by G&G in favor of Pledgor and endorsed to Pledgee.

         5. Pledgor, certain Lenders and Pledgee, as agent for such Lenders, are parties to that certain Loan and Security Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement").

         6. To induce said Lenders and Pledgee to enter into the Loan Agreement, Pledgor wishes to grant a continuing security interest in and to the Pledged Collateral to secure the Obligations.

         NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

         Section 1. Definitions. Terms used but not otherwise defined herein shall have the meaning given such terms in the Loan Agreement. The following additional terms shall have the following meanings:

         "Operative Documents" means any documents relating to the transaction contemplated by the Purchase Agreement, including the Purchase Agreement and any documents arising out of or as a result of any settlement discussions or agreements or awards, as such documents may be amended, restated or otherwise modified from time to time.

         "Pledged Collateral" means any Settlement or Award Property and/or any Indemnity Property of which Pledgor becomes the owner.

         "Security Interests" means the security interests in the Pledged Collateral granted hereunder securing the Obligations.

         Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Illinois Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

         Section 2. Representations and Warranties. Pledgor represents and warrants as follows:

         (A) The Pledged Collateral. As of the date Pledgor becomes owner of any Pledged Collateral pursuant to the Intercompany Note or otherwise, such Pledged Collateral shall be subject to no options to purchase or similar rights of any Person. Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Collateral with respect thereto.

         (B) Certain Matters Respecting the Security Interests. Upon the delivery of any applicable certificates evidencing the equity interests which constitute Pledged Collateral and the recording of any related UCC Financing Statement (the "UCC Financing Statement") required by Pledgee and in the form prepared by Pledgee's counsel and executed by Pledgor, to the extent required to be filed in the Illinois Secretary of State's Office to perfect Pledgee's interest in such pledged equity, Pledgee will have valid and perfected security interests in the Pledged Collateral. Other than with respect to the UCC Financing Statement no registration, recordation or filing with any governmental body, agency or official is necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests to the extent the Security Interests consists of limited partnership interests.

         (C) Chief Executive Office. The chief executive office of Pledgor is located at One Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634-75131.

         Section 3. The Security Interests. In order to secure the due, full and punctual payment of the Obligations:

         (A) Pledgor hereby assigns, grants a security interest in, and pledges to Pledgee all of Pledgee's right title and interest in, under and to the Pledged Collateral, including all of its rights and privileges with respect to the Pledged Collateral, all income and profits thereon, all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing. To the extent that Pledgee's rights in the Pledged Collateral arise after the date of this Agreement, the grant in the preceding sentence by Pledgor shall be deemed to be remade by Pledgor as of such date.

         (B) The Security Interests are granted as security only and shall not subject Pledgee to, or transfer or in any way affect or modify, any obligation or liability of Pledgor or the Company with respect to any of the Pledged Collateral or any transaction in connection therewith.

         Section 4. Delivery of Pledged Collateral. All Pledged Collateral shall be delivered to Pledgee by Pledgor pursuant hereto and all notes or other instruments constituting Pledged Collateral shall be endorsed to the order of Pledgee and accompanied by any required transfer tax stamps, all in form and substance satisfactory to Pledgee. All certificates representing equity interests constituting Pledged Collateral delivered to Pledgee by Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed and accompanied by any required transfer tax stamps, all in form and substance satisfactory to Pledgee.

         Section 5.  Filing; Further Assurances.

         (A) Pledgor agrees that it will, at its expense and in such manner and form as Pledgee may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that Pledgee may request, in order to create, preserve, perfect or validate any Security Interest or to enable Pledgee to exercise and enforce its rights hereunder with respect to any of the Pledged Collateral. To the extent permitted by applicable law, Pledgor hereby authorizes Pledgee to execute and file, in the name of Pledgor or otherwise, Uniform Commercial Code financing statements which Pledgee in its sole discretion may deem necessary or appropriate respecting the Security Interests.

         (B) Pledgor agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given Pledgee not less than 30 days' prior notice thereof.

         Section 6. Record Ownership of Pledged Collateral. Pledgee may at any time or from time to time, in its sole discretion, cause any or all of the Pledged Collateral to be transferred of record into the name of Pledgee or its nominee. Pledgor will promptly give to Pledgee copies of any notices or other communications received by it with respect to any equity interests which constitute Pledged Collateral and are registered in the name of Pledgor and Pledgee will promptly give to Pledgor, or its nominee, copies of any notices and communications received by Pledgee with respect to the such pledged equity interests.

         Section 7. Right to Receive Distributions on Pledged Collateral. Pledgee shall have the right to receive and to retain as Pledged Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Pledged Collateral and Pledgor shall take all such action as Pledgee may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by Pledgor shall be received in trust for the benefit of Pledgee and shall, forthwith upon demand by Pledgee, be paid over to Pledgee as Pledged Collateral in the same form as received (with any necessary endorsement).

         Section 8.

         (A) Right to Vote Pledged Equity; Irrevocable Proxy. Unless an Event of Default shall have occurred and be continuing, Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any equity interests constituting Pledged Collateral, and Pledgee shall, upon receiving a written request to take any such action with respect thereto from Pledgor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, take such reasonable action respecting any equity interests constituting Pledged Collateral which are registered in the name of Pledgee or its nominee as shall be so specified, so long as the request and action are satisfactory to Pledgee.

         (B) If an Event of Default shall have occurred and be continuing, Pledgee shall have the right, and Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the equity interests constituting Pledged Collateral with the same force and effect as if Pledgee were the absolute and sole owner thereof.

         (C) Without limiting the foregoing, Pledgor hereby authorizes Pledgee, acting through any of its officers, to act as Pledgor's proxy to vote at any meeting of partners, members or stockholders, to express consent or dissent to corporate action in writing without a meeting and to give consents, ratification and waivers, with respect to any or all of the equity interests constituting Pledged Collateral for so long as any Event of Default shall have occurred and be continuing. The foregoing proxy and authorization is given in connection with the grant of a security interest in the Pledged Collateral, is coupled with an interest and shall be irrevocable and shall continue until such time as the Obligations have been satisfied in full.

         Section 9.  General Authority.

         (A) Pledgor hereby irrevocably appoints Pledgee its true and lawful attorney, with full power of substitution, in the name of Pledgor, Pledgee, or otherwise, for the sole use and benefit of Pledgee, but at the expense of Pledgor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Pledged
Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if Pledgee were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.

         Section 10. Remedies upon Event of Default. If any Event of Default shall have occurred and be continuing, Pledgee may exercise all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, Pledgee may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Pledged Collateral as specified in the Loan Agreement and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Obligations in full, sell the Pledged Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as Pledgee may deem satisfactory. Pledgee may be the purchaser of any or all of the Pledged Collateral so sold at any public sale (or, if the Pledged Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Pledgee is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of securities constituting Pledged Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such pledged securities, (ii) to cause to be placed on certificates for any or all securities constituting Pledged Collateral or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as Pledgee deems necessary or advisable in order to comply with said Act or any other law provided that Pledgee shall give Pledgor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Pledged Collateral except any Pledged Collateral which is of a type customarily sold on a recognized market. Pledgee and Pledgor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC. Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as Pledgee deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser at any such sale shall hold the Pledged Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor which may be waived, and Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale shall
(1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Pledgee may fix in the notice of such sale. At any such sale the Pledged Collateral may be sold in one lot as an entirety or in separate parcels, as Pledgee may determine. Pledgee shall not be obligated to make any such sale pursuant to any such notice. Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may again be sold upon like notice. Pledgee, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         Section 11. Limitation on Duty of Pledgee in Respect of Pledged Collateral. Beyond the exercise of reasonable care in the custody thereof, Pledgee shall have no duty as to any Pledged Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Pledged Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by Pledgee in good faith.

         Section 12. Appointment of Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, Pledgee may appoint a bank or trust company or one or more other persons, to act as separate agent or agents on behalf of Pledgee with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of Pledgee, include provisions for the protection of such separate agent).

         Section 13. Termination of Security Interests; Release of Pledged Collateral. When the Obligations have been fully satisfied and no longer exist, the Security Interests shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination of the Security Interests or release of Pledged Collateral, Pledgee will, at the expense of Pledgor, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence the termination of the Security Interests or the release of such Pledged Collateral, as the case may be.

         Section 14. Notices. All notices, communications and distributions hereunder shall be given in accordance with Section 15.8 of the Loan Agreement.

         Section 15. Waivers; Non-Exclusive Remedies. No failure on the part of Pledgee to exercise, and no delay in exercising and no course of dealing with respect to, any right under this

Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Pledgee of any right under the Loan Agreement, any other Loan Document or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the other Security Documents and the Loan Agreement are cumulative and are not exclusive of any other remedies provided by law.

         Section 16. Successors and Assigns. This Agreement is for the benefit of Pledgee and its successors and assigns, and in the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on Pledgor and its successors and assigns.

         Section 17.  Obligations Unconditional; Discharge of Obligations, etc.

        (A) The Security Interests and the obligations of Pledgor hereunder shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of the obligations of any party to the Operative Documents, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Operative Document;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of any party to the Operative Documents;

                  (iv) any change in the corporate existence, structure or ownership of any party to the Operative Documents or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any party to the Operative Documents or any of its assets or any resulting release or discharge of any obligation of any such party contained in any Operative Document;

                  (v) the existence of any claim, set-off or other rights which Pledgor may have at any time against the Partnership (including any successor or assign thereof), Pledgee or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against any party to any Operative Document, or any provision of applicable law or regulation purporting to prohibit the payment by G&G of the principal of or interest on the Intercompany Note or any other amount payable by G&G under any Operative Document; or

                  (vii) any other act or omission to act or delay of any kind by G&G, Pledgee or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of a surety.

         (B) Pledgor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any other Person.

         (C) Pledgor hereby waives any right or claim of exoneration, reimbursement, subrogation, contribution or indemnity and any other similar right or claim arising out of this Agreement.

         (D) If acceleration of the time for payment of any amount payable by G&G under the Operative Documents is stayed upon the insolvency, bankruptcy or reorganization of the Company, the Security Interests and the obligations of Pledgor hereunder may none the less be enforced as fully as if such acceleration were ineffective.

         Section 18. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by Pledgor and Pledgee.

         Section 19. Governing Law; Venue; Waiver of Jury Trial. Pledgor and Pledgee agree that this Agreement shall be governed by the laws of the State of Illinois as further provided in Section 15.3 of the Loan Agreement.

         Section 20. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible; and
(ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         Section 21. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                             ANCHOR GLASS CONTAINER CORPORATION

                             By: /s/ John J. Ghaznavi
                                 ---------------------------------------------
                             Name: John J. Ghaznavi
                                   -------------------------------------------
                             Title: Chairman and CEO
                                    ------------------------------------------

                             BANK OF AMERICA, NATIONAL ASSOCIATION, as Agent

                             By: /s/ Stephen G. Bernardo
                                 ---------------------------------------------
                             Name: Stephen G. Bernardo
                                   -------------------------------------------
                             Title: Vice President
                                    ------------------------------------------